DRACO EVOLUTION AI ETF
SCHEDULE OF INVESTMENTS
February 28, 2026 (Unaudited)

	Shares	Value
EXCHANGE TRADED FUNDS - 69.9%
Direxion Daily S&P 500 Bull 3X	13,672	$3,004,149
Direxion Daily Semiconductors Bull 3x Shares	4,792	300,794
Direxion Daily Small Cap Bull 3X Shares	6,178	326,198
iShares 7-10 Year Treasury Bond ETF	25,684	2,516,775
iShares iBoxx USD High Yield Corporate Bond ETF	30,947	2,498,042
ProShares UltraPro Dow30	5,458	327,644
ProShares UltraPro QQQ	60,719	3,006,805
Vanguard Total Bond Market ETF	33,385	2,509,550
TOTAL EXCHANGE TRADED FUNDS (Cost $14,500,138)		14,489,957

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 30.1%
First American Government Obligations Fund - Class X, 3.60% (a)(b)	6,234,789	6,234,789
TOTAL MONEY MARKET FUNDS (Cost $6,234,789)		6,234,789

TOTAL INVESTMENTS - 100.0% (Cost $20,734,927)		$20,724,746
Other Assets in Excess of Liabilities - 0.0% (c)		6,600
TOTAL NET ASSETS - 100.0%		$20,731,346

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day annualized yield as of February 28, 2026.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	Represents less than 0.05% of net assets.

DRACO EVOLUTION AI ETF

Summary of Fair Value Disclosures as of February 28, 2026 (Unaudited)

Draco Evolution AI ETF (the “Fund”) has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2026:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments
Exchange Traded Funds	$14,489,957	$—	$—	$14,489,957
Money Market Funds	6,234,789	—	—	6,234,789
Total Investments	$20,724,746	$—	$—	$20,724,746

Refer to the Schedule of Investments for further disaggregation of investment categories.

During the fiscal period ended February 28, 2026, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

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